                                                                   EXHIBIT 99.3

-------------------------------------------------------------------------------

       STRUCTURAL AND COLLATERAL TERM SHEETS AND COMPUTATIONAL MATERIALS
          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. (DEPOSITOR)
         Commercial Mortgage Pass-Through Certificates, Series 1999-C1

-------------------------------------------------------------------------------


                                     Legend

         Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement to the prospectus dated August 18, 1998 relating to certain classes of certificates referred to above (the "Certificates") in making their investment decision.

         The information contained in this Exhibit 99.3 should be reviewed only in conjunction with a careful review of such prospectus supplement and prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying Mortgage Loans. Particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in such prospectus supplement and prospectus. The information contained in this Exhibit 99.3 should not be viewed as projections, forecasts, predictions or opinions with respect to value.

         Any information contained in this Exhibit 99.3 is subject to completion or amendment. Furthermore, any information contained in this Exhibit
99.3 will be more fully described in the final prospectus supplement and prospectus, and such information contained herein will be fully superseded thereby. Prior to making any investment decision, a prospective investor should receive and carefully review such prospectus supplement and prospectus.

NOTHING IN THIS EXHIBIT 99.3 SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
-------------------------------------------------------------------------------

                                  BEAR STEARNS
                COMMERCIAL MORTGAGE SECURITIES INC. 1999 - C1

                    $ 439.8 MM PUBLICLY OFFERED CERTIFICATES
                         SEQUENTIAL PAY REMIC CLASSES


                                       INITIAL AGGREGATE     APPROX.
                                          CERTIFICATE        WEIGHTED       APPROX.
          RATINGS           CREDIT         BALANCE OR         AVERAGE       PRINCIPAL
CLASS    S&P/MOODY'S        SUPPORT     NOTIONAL AMOUNT        LIFE         WINDOW*          PRICE TALK */**
 A-1      AAA/Aaa            22.50%       $ 89,632,000         5.50       03/99 - 05/08            102-106
 A-2      AAA/Aaa            22.50%       $280,821,086         9.75       05/08 - 02/09            118-123
  B       AA/Aa2             17.50%       $ 23,900,199        11.10       02/09 - 07/12            133-138
  C        A/A2              13.75%       $ 17,925,149        14.34       07/12 - 09/13            170-180
  D       ***/Baa             9.25%       $ 21,510,179        14.67       09/13 - 10/13            250-265
  E       ***/Baa3            8.00%       $  5,975,050        14.68       10/13 - 10/13            325-350




* Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, losses, extensions, clean-up calls and that all Loans balloon at maturity or Anticipated Repayment Date.

** Basis points over the interpolated treasury curve.


            TRADING:                                   COMMERCIAL MORTGAGE:
JIM HIGGINS/KEITH FLOOD/CRAIG SEDMAK                 JIM REICHEK/RANDY REIFF
         (212) 272-5451                           (212) 272-2345/(212) 272-3049


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The
Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                                                            JANUARY 26, 1999 C1
BEAR STEARNS & CO.                                               12:18 PM EST
CAPUTO                       BSCMS-EXT3                           PAGE 1 OF 1
-------------------------------------------------------------------------------
            BSCMS-EXT3 CLASS A2 (A2          )           AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
                      WAC-7.081(7.138) WAM-11/2025(322)


PRICE/YIELD VIEW    Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999   CURVE DATE   26-Jan-1999  Tranche:  A2 (A2      )

50% 5yr. extension

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.472%   1YR_TRES
         11.7844  AVG. LIFE
         07/08    1ST PRIN
         11/13    LAST PRIN
-----------------------------
101: 0   5.958    Yield
         8.18     Duration
-----------------------------
101: 4   5.943    Yield
         8.18     Duration
-----------------------------
101: 8   5.928    Yield
         8.18     Duration
-----------------------------
101:12   5.913    Yield
         8.19     Duration
-----------------------------
101:16   5.898    Yield
         8.19     Duration
-----------------------------
101:20   5.883    Yield
         8.19     Duration
-----------------------------
101:24   5.868    Yield
         8.20     Duration
-----------------------------
101:28   5.853    Yield
         8.20     Duration
-----------------------------
102: 0   5.838    Yield
         8.20     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               11:53 AM EST
CAPUTO                       BSCMS-EXT2                           PAGE 1 OF 1
-------------------------------------------------------------------------------

                  BSCMS-EXT2 CLASS A2 (A2    ) AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW       Fact Thru 09/9999     Hist Coupons
SETTLE DATE    10-Feb-1999   CURVE DATE   26-Jan-1999   Tranche:  A2 (A2     )

50% extend 3 years

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.472%   1YR_TRES
         11.0687  AVG. LIFE
         07/08    1ST PRIN
         01/12    LAST PRIN
-----------------------------
101: 0   5.952    Yield
         7.86     Duration
-----------------------------
101: 4   5.936    Yield
         7.87     Duration
-----------------------------
101: 8   5.921    Yield
         7.87     Duration
-----------------------------
101:12   5.905    Yield
         7.87     Duration
-----------------------------
101:16   5.889    Yield
         7.88     Duration
-----------------------------
101:20   5.874    Yield
         7.88     Duration
-----------------------------
101:24   5.858    Yield
         7.88     Duration
-----------------------------
101:28   5.843    Yield
         7.88     Duration
-----------------------------
102: 0   5.827    Yield
         7.89     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               01:52 AM EST
CAPUTO                       BSCMS-DEFBL                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                    BSCMS-DEFBL CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999   Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE   26-Jan-1999     Tranche:  D (D       )

50% Balloon Default with 50% Severity

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.4747%  1YR_TRES
         14.6778  AVG. LIFE
         10/13    1ST PRIN
         10/13    LAST PRIN
-----------------------------
 93:29   7.360    Yield
         8.94     Duration
-----------------------------
 94: 1   7.345    Yield
         8.94     Duration
-----------------------------
 94: 5   7.330    Yield
         8.95     Duration
-----------------------------
 94: 9   7.315    Yield
         8.95     Duration
-----------------------------
 94:13   7.300    Yield
         8.95     Duration
-----------------------------
 94:17   7.286    Yield
         8.96     Duration
-----------------------------
 94:21   7.271    Yield
         8.96     Duration
-----------------------------
 94:25   7.256    Yield
         8.97     Duration
-----------------------------
 94:29   7.242    Yield
         8.97     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               02:01 PM EST
CAPUTO                       BSCMS-DEFBL                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                    BSCMS-DEFBL Class D (D ) BBB Rated Sub
              Orig Bal 21,510,179 Fac 1.00000 Coup 6.600 Mat / /
                      Wac- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999     Hist Coupons
SETTLE DATE   10-Feb-99    CURVE DATE   26-Jan-1999   Tranche:  D (D          )

10% Balloon Default with 50% Severity

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.4774%  1YR_TRES
         14.7081  AVG. LIFE
         10/13    1ST PRIN
         11/13    LAST PRIN
-----------------------------
 93:29   7.359    Yield
         8.95     Duration
-----------------------------
 94: 1   7.344    Yield
         8.95     Duration
-----------------------------
 94: 5   7.329    Yield
         8.96     Duration
-----------------------------
 94: 9   7.314    Yield
         8.96     Duration
-----------------------------
 94:13   7.300    Yield
         8.97     Duration
-----------------------------
 94:17   7.285    Yield
         8.97     Duration
-----------------------------
 94:21   7.270    Yield
         8.97     Duration
-----------------------------
 94:25   7.256    Yield
         8.98     Duration
-----------------------------
 94:29   7.241    Yield
         8.98     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               January 26, 1999
BEAR STEARNS & CO.                                               01:04 PM EST
CAPUTO                       BSCMS-DEFBL                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-DEFBL CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999    Hist Coupons
SETTLE DATE   10-Feb-1999   CURVE DATE   26-Jan-1999   Tranche:  D (D         )

15% Balloon Default with 50% Severity

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.4774%  1YR_TRES
         14.7407  AVG. LIFE
         10/13    1ST PRIN
         11/13    LAST PRIN
-----------------------------
 93:29   7.358    Yield
         8.96     Duration
-----------------------------
 94: 1   7.343    Yield
         8.96     Duration
-----------------------------
 94: 5   7.328    Yield
         8.97     Duration
-----------------------------
 94: 9   7.314    Yield
         8.97     Duration
-----------------------------
 94:13   7.299    Yield
         8.98     Duration
-----------------------------
 94:17   7.284    Yield
         8.98     Duration
-----------------------------
 94:21   7.269    Yield
         8.99     Duration
-----------------------------
 94:25   7.255    Yield
         8.99     Duration
-----------------------------
 94:29   7.240    Yield
         8.99     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               02:08 PM EST
CAPUTO                       BSCMS-DEFBL                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                    BSCMS-DEFBL CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999     Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE     26-Jan-1999   Tranche:  D (D)

20% Balloon Default with 50% Severity

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.4774%  1YR_TRES
         14.7941  AVG. LIFE
         11/13    1ST PRIN
         01/14    LAST PRIN
-----------------------------
 93:29   7.357    Yield
         8.98     Duration
-----------------------------
 94: 1   7.342    Yield
         8.98     Duration
-----------------------------
 94: 5   7.327    Yield
         8.99     Duration
-----------------------------
 94: 9   7.312    Yield
         8.99     Duration
-----------------------------
 94:13   7.298    Yield
         9.00     Duration
-----------------------------
 94:17   7.283    Yield
         9.00     Duration
-----------------------------
 94:21   7.268    Yield
         9.00     Duration
-----------------------------
 94:25   7.254    Yield
         9.01     Duration
-----------------------------
 94:29   7.239    Yield
         9.01     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               01:11 PM EST
CAPUTO                       BSCMS-DEFBL                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                    BSCMS-DEFBL CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW   Fact Thru 09/9999     Hist Coupons
SETTLE DATE     10-Feb-1999   CURVE DATE  26-Jan-1999   Tranche  D: (D        )

25% Balloon Default with 50% Severity

-----------------------------
PRICE    0% CPP   PREPAY
                  LOSSES
         4.4774%  1YR_TRES
         15.7600  AVG. LIFE
         11/13    1ST PRIN
         08/18    LAST PRIN
-----------------------------
 93:29   7.093    Yield
         9.23     Duration
-----------------------------
 94: 1   7.078    Yield
         9.23     Duration
-----------------------------
 94: 5   7.064    Yield
         9.24     Duration
-----------------------------
 94: 9   7.050    Yield
         9.24     Duration
-----------------------------
 94:13   7.035    Yield
         9.25     Duration
-----------------------------
 94:17   7.021    Yield
         9.25     Duration
-----------------------------
 94:21   7.007    Yield
         9.26     Duration
-----------------------------
 94:25   6.993    Yield
         9.26     Duration
-----------------------------
 94:29   6.979    Yield
         9.27     Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               January 26, 1999
BEAR STEARNS & CO.                                               10:20 AM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                 BSCMS-99C1B CLASS A1 (A1 ) AAA RATED TRANCHE
              ORIG BAL 89,632,000 FAC 1.00000 COUP 5.920 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999    Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999   CURVE DATE   26-Jan-1999 Tranche:  A1 (A1         )

--------------------------------
PRICE    0% CPP       PREPAY
       12L70R200BCDR  LOSSES
         4.472%       1YR_TRES
         3.8842       AVG. LIFE
         03/99        1ST PRIN
         02/06        LAST PRIN
--------------------------------
101: 0   5.628        Yield
         3.31         Duration
--------------------------------
101: 4   5.591        Yield
         3.32         Duration
--------------------------------
101: 8   5.554        Yield
         3.32         Duration
--------------------------------
101:12   5.517        Yield
         3.32         Duration
--------------------------------
101:16   5.480        Yield
         3.32         Duration
--------------------------------
101:20   5.443        Yield
         3.32         Duration
--------------------------------
101:24   5.406        Yield
         3.33         Duration
--------------------------------
101:28   5.369        Yield
         3.33         Duration
--------------------------------
102: 0   5.332        Yield
         3.33         Duration
--------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               10:21 AM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                  BSCMS-99C1B CLASS A2 (A2 ) AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999  Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999 CURVE DATE   26-Jan-1999 Tranche  A2 (A2          )

---------------------------------
PRICE    0% CPP      PREPAY
      12L70R200BCDR  LOSSES
         4.472%      1YR_TRES
         9.5400      AVG. LIFE
         02/06       1ST PRIN
         02/09       LAST PRIN
---------------------------------
101: 0   5.935       Yield
         7.08        Duration
---------------------------------
101: 4   5.918       Yield
         7.08        Duration
---------------------------------
101: 8   5.900       Yield
         7.09        Duration
---------------------------------
101:12   5.883       Yield
         7.09        Duration
---------------------------------
101:16   5.865       Yield
         7.09        Duration
---------------------------------
101:20   5.848       Yield
         7.09        Duration
---------------------------------
101:24   5.831       Yield
         7.10        Duration
---------------------------------
101:28   5.814       Yield
         7.10        Duration
---------------------------------
102: 0   5.796       Yield
         7.10        Duration
---------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               10:21 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                     BSCMS-99C1B CLASS B (B ) AA RATED SUB
              ORIG BAL 23,900,199 FAC 1.00000 COUP 6.190 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999  Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999 CURVE DATE   26-Jan-1999  Tranche:  B (B           )

---------------------------------
PRICE    0% CPP       PREPAY
      12L70R200BCDR   LOSSES
         4.472%       1YR_TRES
         11.9064      AVG. LIFE
         02/09        1ST PRIN
         05/13        LAST PRIN
---------------------------------
101: 0   6.122        Yield
         8.20         Duration
---------------------------------
101: 4   6.107        Yield
         8.21         Duration
---------------------------------
101: 8   6.092        Yield
         8.21         Duration
---------------------------------
101:12   6.077        Yield
         8.21         Duration
---------------------------------
101:16   6.062        Yield
         8.21         Duration
---------------------------------
101:20   6.047        Yield
         8.22         Duration
---------------------------------
101:24   6.032        Yield
         8.22         Duration
---------------------------------
101:28   6.017        Yield
         8.22         Duration
---------------------------------
102: 0   6.002        Yield
         8.23         Duration
---------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               12:21 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------

                     BSCMS-99C1B CLASS C (C ) A RATED SUB
              ORIG BAL 17,925,149 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999  Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999   CURVE DATE   26-Jan-1999  Tranche:  C (C          )

---------------------------------
PRICE    0% CPP       PREPAY
      12L70R200BCDR   LOSSES
         4.472%       1YR_TRES
         14.5702      AVG. LIFE
         05/13        1ST PRIN
         10/13        LAST PRIN
---------------------------------
101: 0   6.556        Yield
         9.14         Duration
---------------------------------
101: 4   6.543        Yield
         9.14         Duration
---------------------------------
101: 8   6.529        Yield
         9.15         Duration
---------------------------------
101:12   6.516        Yield
         9.15         Duration
---------------------------------
101:16   6.502        Yield
         9.15         Duration
---------------------------------
101:20   6.489        Yield
         9.16         Duration
---------------------------------
101:24   6.476        Yield
         9.16         Duration
---------------------------------
101:28   6.462        Yield
         9.17         Duration
---------------------------------
102: 0   6.449        Yield
         9.17         Duration
---------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               12:23 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  Fact Thru 09/9999    Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999  CURVE DATE   26-Jan-1999 Tranche: D (D           )

--------------------------------
PRICE   0% CPP     PREPAY
    12L70R200BCDR  LOSSES
        4.472%     1YR_TRES
        14.7022    AVG. LIFE
        10/13      1ST PRIN
        11/13      LAST PRIN
--------------------------------
 93:29  7.359      Yield
        8.95       Duration
--------------------------------
 94: 1  7.344      Yield
        8.95       Duration
--------------------------------
 94: 5  7.329      Yield
        8.95       Duration
--------------------------------
 94: 9  7.315      Yield
        8.96       Duration
--------------------------------
 94:13  7.300      Yield
        8.96       Duration
--------------------------------
 94:17  7.285      Yield
        8.97       Duration
--------------------------------
 94:21  7.270      Yield
        8.97       Duration
--------------------------------
 94:25  7.256      Yield
        8.98       Duration
--------------------------------
 94:29  7.241      Yield
        8.98       Duration
--------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 26, 1999
BEAR STEARNS & CO.                                               12:23 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B CLASS E (E ) BBB- RATED SUB
               ORIG BAL 5,975,050 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW    Fact Thru 09/9999    Hist Coupons  Adv(P&I)
SETTLE DATE   10-Feb-1999  CURVE DATE   26-Jan-1999 Tranche: E (E           )

--------------------------------
PRICE   0% CPP     PREPAY
     12L70R200BCDR LOSSES
        4.472%     1YR_TRES
        14.7611    AVG. LIFE
        11/13      1ST PRIN
        11/13      LAST PRIN
--------------------------------
 87:26  8.114      Yield
        8.74       Duration
--------------------------------
 87:30  8.098      Yield
        8.74       Duration
--------------------------------
 88: 2  8.082      Yield
        8.75       Duration
--------------------------------
 88: 6  8.065      Yield
        8.75       Duration
--------------------------------
 88:10  8.049      Yield
        8.76       Duration
--------------------------------
 88:14  8.033      Yield
        8.76       Duration
--------------------------------
 88:18  8.017      Yield
        8.76       Duration
--------------------------------
 88:22  8.001      Yield
        8.77       Duration
--------------------------------
 88:26  7.985      Yield
        8.77       Duration
--------------------------------



-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 25, 1999
BEAR STEARNS & CO.                                               05:22 PM EST
CAPUTO                       BSCMS-EXT1Y                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                     BSCMS-EXT1Y CLASS C (C ) A RATED SUB
              ORIG BAL 17,925,149 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999    Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE   25-Jan-1999 Tranche: C (C         )

1 year extension all Loans

-----------------------------
PRICE   0% CPP  PREPAY
                LOSSES
       4.47243% 1YR_TRES
        14.8953 AVG. LIFE
        07/12   1ST PRIN
        08/14   LAST PRIN
-----------------------------
101: 0  6.558   Yield
        9.25    Duration
-----------------------------
101: 4  6.545   Yield
        9.26    Duration
-----------------------------
101: 8  6.531   Yield
        9.26    Duration
-----------------------------
101:12  6.518   Yield
        9.27    Duration
-----------------------------
101:16  6.505   Yield
        9.27    Duration
-----------------------------
101:20  6.492   Yield
        9.27    Duration
-----------------------------
101:24  6.478   Yield
        9.28    Duration
-----------------------------
101:28  6.465   Yield
        9.28    Duration
-----------------------------
102: 0  6.452   Yield
        9.29    Duration
-----------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 25, 1999
BEAR STEARNS & CO.                                               05:23 PM EST
CAPUTO                       BSCMS-EXT1Y                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-EXT1Y CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999    Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   25-Jan-1999 Tranche: D (D           )

1 year extension all Balloons

-----------------------------
PRICE   0% CPP  PREPAY
                LOSSES
       4.47243% 1YR_TRES
        15.6440 AVG. LIFE
        08/14   1ST PRIN
        10/14   LAST PRIN
-----------------------------
 93:29  7.336   Yield
        9.26    Duration
-----------------------------
 94: 1  7.321   Yield
        9.27    Duration
-----------------------------
 94: 5  7.307   Yield
        9.27    Duration
-----------------------------
 94: 9  7.293   Yield
        9.28    Duration
-----------------------------
 94:13  7.278   Yield
        9.28    Duration
-----------------------------
 94:17  7.264   Yield
        9.29    Duration
-----------------------------
 94:21  7.250   Yield
        9.29    Duration
-----------------------------
 94:25  7.236   Yield
        9.30    Duration
-----------------------------
 94:29  7.222   Yield
        9.30    Duration
-----------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 25, 1999
BEAR STEARNS & CO.                                               05:24 PM EST
CAPUTO                       BSCMS-EXT1Y                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-EXT1Y CLASS E (E ) BBB- RATED SUB
               ORIG BAL 5,975,050 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   25-Jan-1999 Tranche: E (E           )

1 year extension all Balloons

-----------------------------
PRICE   0% CPP  PREPAY
                LOSSES
       4.47243% 1YR_TRES
        15.6778 AVG. LIFE
        10/14   1ST PRIN
        10/14   LAST PRIN
-----------------------------
 87:26  8.067   Yield
        9.03    Duration
-----------------------------
 87:30  8.051   Yield
        9.03    Duration
-----------------------------
 88: 2  8.035   Yield
        9.04    Duration
-----------------------------
 88: 6  8.020   Yield
        9.04    Duration
-----------------------------
 88:10  8.004   Yield
        9.05    Duration
-----------------------------
 88:14  7.988   Yield
        9.05    Duration
-----------------------------
 88:18  7.973   Yield
        9.06    Duration
-----------------------------
 88:22  7.957   Yield
        9.06    Duration
-----------------------------
 88:26  7.942   Yield
        9.07    Duration
-----------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 25, 1999
BEAR STEARNS & CO.                                               03:36 PM EST
CAPUTO                       BSCMS-EXT                            PAGE 1 OF 1
-------------------------------------------------------------------------------
                   BSCMS-EXT CLASS A1 (A1 ) AAA RATED TRANCHE
              ORIG BAL 89,632,000 FAC 1.00000 COUP 5.920 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW   Fact Thru 09/9999    Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   25-Jan-1999 Tranche: A1 (A1          )

100% extend 3 years

-----------------------------
PRICE   0% CPP  PREPAY
                LOSSES
       4.47243% 1YR_TRES
        5.6651  AVG. LIFE
        03/99   1ST PRIN
        02/09   LAST PRIN
-----------------------------
101: 0  5.727   Yield
        4.54    Duration
-----------------------------
101: 4  5.700   Yield
        4.55    Duration
-----------------------------
101: 8  5.673   Yield
        4.55    Duration
-----------------------------
101:12  5.646   Yield
        4.55    Duration
-----------------------------
101:16  5.619   Yield
        4.56    Duration
-----------------------------
101:20  5.592   Yield
        4.56    Duration
-----------------------------
101:24  5.565   Yield
        4.56    Duration
-----------------------------
101:28  5.538   Yield
        4.56    Duration
-----------------------------
102: 0  5.511   Yield
        4.57    Duration
-----------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 25, 1999
BEAR STEARNS & CO.                                               03:63 PM EST
CAPUTO                       BSCMS-EXT                            PAGE 1 OF 1
-------------------------------------------------------------------------------
                  BSCMS-EXT CLASS A2 (A2 ) AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW   Fact Thru 09/9999   Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   25-Jan-1999 Tranche: A2 (A2          )

100% extend 3 years

-----------------------------
PRICE   0% CPP  PREPAY
                LOSSES
       4.47273% 1YR_TRES
        12.5393 AVG. LIFE
        02/09   1ST PRIN
        02/12   LAST PRIN
-----------------------------
101: 0  5.965   Yield
        8.60    Duration
-----------------------------
101: 4  5.951   Yield
        8.60    Duration
-----------------------------
101: 8  5.936   Yield
        8.60    Duration
-----------------------------
101:12  5.922   Yield
        8.61    Duration
-----------------------------
101:16  5.908   Yield
        8.61    Duration
-----------------------------
101:20  5.894   Yield
        8.61    Duration
-----------------------------
101:24  5.879   Yield
        8.62    Duration
-----------------------------
101:28  5.865   Yield
        8.62    Duration
-----------------------------
102: 0  5.851   Yield
        8.62    Duration
-----------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:31 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------

              BSCMS-99C1B CLASS X1 (X1 ) AAA RATED INTEREST ONLY
              ORIG BAL 478,003,982 FAC 1.00000 COUP 0.472 MAT / /
                      WAC- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE   21-Jan-1999 Tranche: X1 (X1          )


-------------------------------------------------------------------------------------
PRICE   0% CPP   10% CPP  20% CPP  30% CPP  40% CPP  50% CPP  100% CPP  PREPAY
                                                                        LOSSES
       4.47943% 4.47943% 4.47943% 4.47943% 4.47943% 4.47943%  4.47943%  1YR_TRES
                                                                        AVG. LIFE
        9.9176   9.9175   9.9173   9.9170   9.9168   9.9165   9.9085    PRIN WIN
-------------------------------------------------------------------------------------
  7: 9+ 8.383    8.383    8.383    8.383    8.383    8.383    8.376     Yield
        4.25     4.25     4.25     4.25     4.25     4.25     4.25      Duration
-------------------------------------------------------------------------------------
  7:10  8.333    8.333    8.333    8.333    8.333    8.332    8.326     Yield
        4.26     4.26     4.26     4.26     4.26     4.26     4.26      Duration
-------------------------------------------------------------------------------------
  7:10+ 8.283    8.283    8.283    8.283    8.283    8.282    8.276     Yield
        4.26     4.26     4.26     4.26     4.26     4.26     4.26      Duration
-------------------------------------------------------------------------------------
  7:11  8.233    8.233    8.233    8.233    8.233    8.233    8.226     Yield
        4.27     4.27     4.27     4.27     4.27     4.27     4.27      Duration
-------------------------------------------------------------------------------------
  7:11+ 8.184    8.183    8.183    8.183    8.183    8.183    8.176     Yield
        4.27     4.27     4.27     4.27     4.27     4.27     4.27      Duration
-------------------------------------------------------------------------------------
  7:12  8.134    8.134    8.134    8.134    8.134    8.133    8.127     Yield
        4.28     4.28     4.28     4.28     4.28     4.28     4.28      Duration
-------------------------------------------------------------------------------------
  7:12+ 8.085    8.085    8.084    8.084    8.084    8.084    8.078     Yield
        4.28     4.28     4.28     4.28     4.28     4.28     4.28      Duration
-------------------------------------------------------------------------------------
  7:13  8.036    8.035    8.035    8.035    8.035    8.035    8.028     Yield
        4.29     4.29     4.29     4.29     4.29     4.29     4.29      Duration
-------------------------------------------------------------------------------------
  7:13+ 7.987    7.986    7.986    7.986    7.986    7.986    7.979     Yield
        4.30     4.30     4.30     4.30     4.30     4.30     4.30      Duration
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:13 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                 BSCMS-99C1B CLASS A1 (A1 ) AAA RATED TRANCHE
              ORIG BAL 89,632,000 FAC 1.00000 COUP 5.920 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE   21-Jan-1999  Tranche: A1 (A1          )


-------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
       4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%   1YR_TRES
        5.5000    5.5000    5.5000    5.5000    5.5000    5.5000    5.5000    AVG. LIFE
        03/99-    03/99-    03/99-    03/99-    03/99-    03/99-    03/99-    PRIN WIN
        05/08     05/08     05/08     05/08     05/08     05/08     05/08
-------------------------------------------------------------------------------------------
101: 0  5.721     5.721     5.721     5.721     5.721     5.721     5.721     Yield
        4.45      4.45      4.45      4.45      4.45      4.45      4.45      Duration
-------------------------------------------------------------------------------------------
101: 4  5.693     5.693     5.693     5.693     5.693     5.693     5.693     Yield
        4.45      4.45      4.45      4.45      4.45      4.45      4.45      Duration
-------------------------------------------------------------------------------------------
101: 8  5.666     5.666     5.666     5.666     5.666     5.666     5.666     Yield
        4.45      4.45      4.45      4.45      4.45      4.45      4.45      Duration
-------------------------------------------------------------------------------------------
101:12  5.638     5.638     5.638     5.638     5.638     5.638     5.638     Yield
        4.45      4.45      4.45      4.45      4.45      4.45      4.45      Duration
-------------------------------------------------------------------------------------------
101:16  5.610     5.610     5.610     5.610     5.610     5.610     5.610     Yield
        4.46      4.46      4.46      4.46      4.46      4.46      4.46      Duration
-------------------------------------------------------------------------------------------
101:20  5.583     5.583     5.583     5.583     5.583     5.583     5.583     Yield
        4.46      4.46      4.46      4.46      4.46      4.46      4.46      Duration
-------------------------------------------------------------------------------------------
101:24  5.555     5.555     5.555     5.555     5.555     5.555     5.555     Yield
        4.46      4.46      4.46      4.46      4.46      4.46      4.46      Duration
-------------------------------------------------------------------------------------------
101:28  5.528     5.528     5.528     5.528     5.528     5.528     5.528     Yield
        4.46      4.46      4.46      4.46      4.46      4.46      4.46      Duration
-------------------------------------------------------------------------------------------
102: 0  5.500     5.500     5.500     5.500     5.500     5.500     5.500     Yield
        4.47      4.47      4.47      4.47      4.47      4.47      4.47      Duration
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:16 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                 BSCMS-99C1B CLASS A2 (A2 ) AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   21-Jan-1999 Tranche: A2 (A2          )


-------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP   100% CPP  PREPAY
                                                                              LOSSES
        4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  1YR_TRES
        9.7486    9.7483    9.7480    9.7476    9.7472    9.7468    9.7331    AVG. LIFE
        05/08-    05/08-    05/08-    05/08-    05/08-    05/08-    05/08-    PRIN WIN
        02/09     02/09     02/09     02/09     02/09     02/09     02/09
-------------------------------------------------------------------------------------------
101: 0  5.938     5.938     5.938     5.938     5.938     5.938     5.938     Yield
        7.20      7.20      7.20      7.20      7.20      7.20      7.19      Duration
-------------------------------------------------------------------------------------------
101: 4  5.921     5.921     5.921     5.921     5.921     5.921     5.920     Yield
        7.20      7.20      7.20      7.20      7.20      7.20      7.20      Duration
-------------------------------------------------------------------------------------------
101: 8  5.904     5.904     5.904     5.904     5.904     5.904     5.903     Yield
        7.21      7.21      7.21      7.21      7.21      7.21      7.20      Duration
-------------------------------------------------------------------------------------------
101:12  5.886     5.886     5.886     5.886     5.886     5.886     5.886     Yield
        7.21      7.21      7.21      7.21      7.21      7.21      7.20      Duration
-------------------------------------------------------------------------------------------
101:16  5.869     5.869     5.869     5.869     5.869     5.869     5.869     Yield
        7.21      7.21      7.21      7.21      7.21      7.21      7.20      Duration
-------------------------------------------------------------------------------------------
101:20  5.852     5.852     5.852     5.852     5.852     5.852     5.852     Yield
        7.21      7.21      7.21      7.21      7.21      7.21      7.20      Duration
-------------------------------------------------------------------------------------------
101:24  5.835     5.835     5.835     5.835     5.835     5.835     5.835     Yield
        7.22      7.22      7.22      7.22      7.21      7.21      7.21      Duration
-------------------------------------------------------------------------------------------
101:28  5.818     5.818     5.818     5.818     5.818     5.818     5.818     Yield
        7.22      7.22      7.22      7.22      7.22      7.22      7.21      Duration
-------------------------------------------------------------------------------------------
102: 0  5.801     5.801     5.801     5.801     5.801     5.801     5.801     Yield
        7.22      7.22      7.22      7.22      7.22      7.22      7.21      Duration
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:17 PM EST
CAPUTO                       BSCMS-99C1B                         PAGE 1 OF 1
-------------------------------------------------------------------------------
                     BSCMS-99C1B CLASS B (B ) AA RATED SUB
              ORIG BAL 23,900,199 FAC 1.00000 COUP 6.190 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   21-Jan-1999 Tranche: B (B           )


------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP 100% CPP     PREPAY
                                                                              LOSSES
        4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  1YR_TRES
        11.0999   11.0999   11.0999   11.0999   11.0999   11.0999   11.0999   AVG. LIFE
        02/09-    02/09-    02/09-    02/09-    02/09-    02/09-    02/09-    PRIN WIN
        07/12     07/12     07/12     07/12     07/12     07/12     07/12
------------------------------------------------------------------------------------------
101: 0  6.115     6.115     6.115     6.115     6.115     6.115     6.115     Yield
        7.82      7.82      7.82      7.82      7.82      7.82      7.82      Duration
------------------------------------------------------------------------------------------
101: 4  6.099     6.099     6.099     6.099     6.099     6.099     6.099     Yield
        7.83      7.83      7.83      7.83      7.83      7.83      7.83      Duration
------------------------------------------------------------------------------------------
101: 8  6.083     6.083     6.083     6.083     6.083     6.083     6.083     Yield
        7.83      7.83      7.83      7.83      7.83      7.83      7.83      Duration
------------------------------------------------------------------------------------------
101:12  6.067     6.067     6.067     6.067     6.067     6.067     6.067     Yield
        7.83      7.83      7.83      7.83      7.83      7.83      7.83      Duration
------------------------------------------------------------------------------------------
101:16  6.052     6.052     6.052     6.052     6.052     6.052     6.052     Yield
        7.83      7.83      7.83      7.83      7.83      7.83      7.83      Duration
------------------------------------------------------------------------------------------
101:20  6.036     6.036     6.036     6.036     6.036     6.036     6.036     Yield
        7.84      7.84      7.84      7.84      7.84      7.84      7.84      Duration
------------------------------------------------------------------------------------------
101:24  6.020     6.020     6.020     6.020     6.020     6.020     6.020     Yield
        7.84      7.84      7.84      7.84      7.84      7.84      7.84      Duration
------------------------------------------------------------------------------------------
101:28  6.005     6.005     6.005     6.005     6.005     6.005     6.005     Yield
        7.84      7.84      7.84      7.84      7.84      7.84      7.84      Duration
------------------------------------------------------------------------------------------
102: 0  5.989     5.989     5.989     5.989     5.989     5.989     5.989     Yield
        7.85      7.85      7.85      7.85      7.85      7.85      7.85      Duration
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:19 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                     BSCMS-99C1B CLASS C (C ) A RATED SUB
              ORIG BAL 17,925,149 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)


PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   21-Jan-1999 Tranche: C (C           )


--------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP 100% CPP    PREPAY
                                                                              LOSSES
        4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  1YR_TRES
        14.3365   14.3365   14.3365   14.3365   14.3365   14.3365   14.3365   AVG. LIFE
        07/12-    07/12-    07/12-    07/12-    07/12-    07/12-    07/12-    PRIN WIN
        09/13     09/13     09/13     09/13     09/13     09/13     09/13
--------------------------------------------------------------------------------------------
101: 0  6.555     6.555     6.555     6.555     6.555     6.555     6.555     Yield
        9.05      9.05      9.05      9.05      9.05      9.05      9.05      Duration
--------------------------------------------------------------------------------------------
101: 4  6.541     6.541     6.541     6.541     6.541     6.541     6.541     Yield
        9.05      9.05      9.05      9.05      9.05      9.05      9.05      Duration
--------------------------------------------------------------------------------------------
101: 8  6.528     6.528     6.528     6.528     6.528     6.528     6.528     Yield
        9.06      9.06      9.06      9.06      9.06      9.06      9.06      Duration
--------------------------------------------------------------------------------------------
101:12  6.514     6.514     6.514     6.514     6.514     6.514     6.514     Yield
        9.06      9.06      9.06      9.06      9.06      9.06      9.06      Duration
--------------------------------------------------------------------------------------------
101:16  6.501     6.501     6.501     6.501     6.501     6.501     6.501     Yield
        9.06      9.06      9.06      9.06      9.06      9.06      9.06      Duration
--------------------------------------------------------------------------------------------
101:20  6.487     6.487     6.487     6.487     6.487     6.487     6.487     Yield
        9.07      9.07      9.07      9.07      9.07      9.07      9.07      Duration
--------------------------------------------------------------------------------------------
101:24  6.474     6.474     6.474     6.474     6.474     6.474     6.474     Yield
        9.07      9.07      9.07      9.07      9.07      9.07      9.07      Duration
--------------------------------------------------------------------------------------------
101:28  6.460     6.460     6.460     6.460     6.460     6.460     6.460     Yield
        9.08      9.08      9.08      9.08      9.08      9.08      9.08      Duration
--------------------------------------------------------------------------------------------
102: 0  6.447     6.447     6.447     6.447     6.447     6.447     6.447     Yield
        9.08      9.08      9.08      9.08      9.08      9.08      9.08      Duration
--------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:25 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B CLASS D (D ) BBB RATED SUB
              ORIG BAL 21,510,179 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999 CURVE DATE   21-Jan-1999 Tranche: D (D           )



------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP   100% CPP  PREPAY
                                                                              LOSSES
        4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  1YR_TRES
        14.6717   14.6717   14.6717   14.6717   14.6717   14.6717   14.6717   AVG. LIFE
        09/13-    09/13-    09/13-    09/13-    09/13-    09/13-    09/13-    PRIN WIN
        10/13     10/13     10/13     10/13     10/13     10/13     10/13
------------------------------------------------------------------------------------------
 93:29  7.360     7.360     7.360     7.360     7.360     7.360     7.360     Yield
        8.93      8.93      8.93      8.93      8.93      8.93      8.93      Duration
------------------------------------------------------------------------------------------
 94: 1  7.345     7.345     7.345     7.345     7.345     7.345     7.345     Yield
        8.94      8.94      8.94      8.94      8.94      8.94      8.94      Duration
------------------------------------------------------------------------------------------
 94: 5  7.330     7.330     7.330     7.330     7.330     7.330     7.330     Yield
        8.94      8.94      8.94      8.94      8.94      8.94      8.94      Duration
------------------------------------------------------------------------------------------
 94: 9  7.315     7.315     7.315     7.315     7.315     7.315     7.315     Yield
        8.95      8.95      8.95      8.95      8.95      8.95      8.95      Duration
------------------------------------------------------------------------------------------
 94:13  7.300     7.300     7.300     7.300     7.300     7.300     7.300     Yield
        8.95      8.95      8.95      8.95      8.95      8.95      8.95      Duration
------------------------------------------------------------------------------------------
 94:17  7.286     7.286     7.286     7.286     7.286     7.286     7.286     Yield
        8.96      8.96      8.96      8.96      8.96      8.96      8.96      Duration
------------------------------------------------------------------------------------------
 94:21  7.271     7.271     7.271     7.271     7.271     7.271     7.271     Yield
        8.96      8.96      8.96      8.96      8.96      8.96      8.96      Duration
------------------------------------------------------------------------------------------
 94:25  7.256     7.256     7.256     7.256     7.256     7.256     7.256     Yield
        8.97      8.97      8.97      8.97      8.97      8.97      8.97      Duration
------------------------------------------------------------------------------------------
 94:29  7.242     7.242     7.242     7.242     7.242     7.242     7.242     Yield
        8.97      8.97      8.97      8.97      8.97      8.97      8.97      Duration
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               08:29 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B CLASS E (E ) BBB- RATED SUB
               ORIG BAL 5,975,050 FAC 1.00000 COUP 6.600 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999  CURVE DATE   21-Jan-1999 Tranche: E (E           )


-------------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP   100% CPP  PREPAY
                                                                              LOSSES
        4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  4.47943%  1YR_TRES
        14.6778   14.6778   14.6778   14.6778   14.6778   14.6778   14.6778   AVG. LIFE
        10/13-    10/13-    10/13-    10/13-    10/13-    10/13-    10/13-    PRIN WIN
        10/13     10/13     10/13     10/13     10/13     10/13     10/13
-------------------------------------------------------------------------------------------------
 87:26  8.119     8.119     8.119     8.119     8.119     8.119     8.119     Yield
        8.71      8.71      8.71      8.71      8.71      8.71      8.71      Duration
-------------------------------------------------------------------------------------------------
 87:30  8.102     8.102     8.102     8.102     8.102     8.102     8.102     Yield
        8.71      8.71      8.71      8.71      8.71      8.71      8.71      Duration
-------------------------------------------------------------------------------------------------
 88: 2  8.086     8.086     8.086     8.086     8.086     8.086     8.086     Yield
        8.72      8.72      8.72      8.72      8.72      8.72      8.72      Duration
-------------------------------------------------------------------------------------------------
 88: 6  8.070     8.070     8.070     8.070     8.070     8.070     8.070     Yield
        8.72      8.72      8.72      8.72      8.72      8.72      8.72      Duration
-------------------------------------------------------------------------------------------------
 88:10  8.054     8.054     8.054     8.054     8.054     8.054     8.054     Yield
        8.73      8.73      8.73      8.73      8.73      8.73      8.73      Duration
-------------------------------------------------------------------------------------------------
 88:14  8.038     8.038     8.038     8.038     8.038     8.038     8.038     Yield
        8.73      8.73      8.73      8.73      8.73      8.73      8.73      Duration
-------------------------------------------------------------------------------------------------
 88:18  8.021     8.021     8.021     8.021     8.021     8.021     8.021     Yield
        8.74      8.74      8.74      8.74      8.74      8.74      8.74      Duration
-------------------------------------------------------------------------------------------------
 88:22  8.005     8.005     8.005     8.005     8.005     8.005     8.005     Yield
        8.74      8.74      8.74      8.74      8.74      8.74      8.74      Duration
-------------------------------------------------------------------------------------------------
 88:26  7.989     7.989     7.989     7.989     7.989     7.989     7.989     Yield
        8.75      8.75      8.75      8.75      8.75      8.75      8.75      Duration
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 21, 1999
BEAR STEARNS & CO.                                               09:11 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
              BSCMS-99C1B CLASS X1 (X1 ) AAA RATED INTEREST ONLY
              ORIG BAL 478,003,982 FAC 1.00000 COUP 0.569 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: X1 (X1          )


------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
        4.4632%   4.4632%   4.4632%   4.4632%   4.4632%   4.4632%   4.4632%   1YR_TRES
        9.9176    9.9175    9.9173    9.9170    9.9168    9.9165    9.9085    AVG. LIFE
        03/99     03/99     03/99     03/99     03/99     03/99     03/99     PRIN WIN
        08/18     08/18     08/18     08/18     08/18     08/18     08/18
------------------------------------------------------------------------------------------
  6:21  8.736     8.736     8.736     8.736     8.735     8.735     8.730     Yield
        4.25      4.25      4.25      4.25      4.25      4.25      4.25      Duration
------------------------------------------------------------------------------------------
  6:22  8.626     8.626     8.626     8.626     8.626     8.625     8.620     Yield
        4.26      4.26      4.26      4.26      4.26      4.26      4.26      Duration
------------------------------------------------------------------------------------------
  6:23  8.517     8.517     8.517     8.516     8.516     8.516     8.511     Yield
        4.27      4.27      4.27      4.27      4.27      4.27      4.27      Duration
------------------------------------------------------------------------------------------
  6:24  8.408     8.408     8.408     8.408     8.408     8.408     8.402     Yield
        4.28      4.28      4.28      4.28      4.28      4.28      4.28      Duration
------------------------------------------------------------------------------------------
  6:25  8.301     8.301     8.301     8.301     8.301     8.300     8.295     Yield
        4.29      4.29      4.29      4.29      4.29      4.29      4.29      Duration
------------------------------------------------------------------------------------------
  6:26  8.194     8.194     8.194     8.194     8.194     8.194     8.188     Yield
        4.31      4.31      4.31      4.31      4.31      4.31      4.31      Duration
------------------------------------------------------------------------------------------
  6:27  8.088     8.088     8.088     8.088     8.088     8.088     8.082     Yield
        4.32      4.32      4.32      4.32      4.32      4.32      4.32      Duration
------------------------------------------------------------------------------------------
  6:28  7.983     7.983     7.983     7.983     7.983     7.983     7.977     Yield
        4.33      4.33      4.33      4.33      4.33      4.33      4.33      Duration
------------------------------------------------------------------------------------------
  6:29  7.879     7.879     7.879     7.878     7.878     7.878     7.873     Yield
        4.34      4.34      4.34      4.34      4.34      4.34      4.34      Duration
------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 20, 1999
BEAR STEARNS & CO.                                               12:18 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                 BSCMS-99C1B CLASS A1 (A1 ) AAA RATED TRANCHE
              ORIG BAL 89,632,000 FAC 1.00000 COUP 6.041 MAT / /
                      WAC- 7.081( 7.138) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: A1 (A1          )


---------------------------------------------------------------------------------------------------------
PRICE   0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
       4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  1YR_TRES
        5.5000    5.5000    5.5000    5.5000    5.5000    5.5000    5.5000    AVG. LIFE
        03/99     03/99     03/99     03/99     03/99     03/99     03/99     PRIN WIN
        05/08     05/08     05/08     05/08     05/08     05/08     05/08
---------------------------------------------------------------------------------------------------------
101: 0  5.843     5.843     5.843     5.843     5.843     5.843     5.843     Yield
        4.43      4.43      4.43      4.43      4.43      4.43      4.43      Duration
---------------------------------------------------------------------------------------------------------
101: 4  5.815     5.815     5.815     5.815     5.815     5.815     5.815     Yield
        4.43      4.43      4.43      4.43      4.43      4.43      4.43      Duration
---------------------------------------------------------------------------------------------------------
101: 8  5.787     5.787     5.787     5.787     5.787     5.787     5.787     Yield
        4.43      4.43      4.43      4.43      4.43      4.43      4.43      Duration
---------------------------------------------------------------------------------------------------------
101:12  5.760     5.760     5.760     5.760     5.760     5.760     5.760     Yield
        4.43      4.43      4.43      4.43      4.43      4.43      4.43      Duration
---------------------------------------------------------------------------------------------------------
101:16  5.732     5.732     5.732     5.732     5.732     5.732     5.732     Yield
        4.44      4.44      4.44      4.44      4.44      4.44      4.44      Duration
---------------------------------------------------------------------------------------------------------
101:20  5.704     5.704     5.704     5.704     5.704     5.704     5.704     Yield
        4.44      4.44      4.44      4.44      4.44      4.44      4.44      Duration
---------------------------------------------------------------------------------------------------------
101:24  5.676     5.676     5.676     5.676     5.676     5.676     5.676     Yield
        4.44      4.44      4.44      4.44      4.44      4.44      4.44      Duration
---------------------------------------------------------------------------------------------------------
101:28  5.649     5.649     5.649     5.649     5.649     5.649     5.649     Yield
        4.44      4.44      4.44      4.44      4.44      4.44      4.44      Duration
---------------------------------------------------------------------------------------------------------
102: 0  5.621     5.621     5.621     5.621     5.621     5.621     5.621     Yield
        4.45      4.45      4.45      4.45      4.45      4.45      4.45      Duration
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 20, 1999
BEAR STEARNS & CO.                                               05:20 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                 BSCMS-99C1B CLASS A2 (A2   ) AAA RATED TRANCHE
              ORIG BAL 280,821,086 FAC 1.00000 COUP 6.140 MAT / /
                      WAC- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: A2 (A2          )


----------------------------------------------------------------------------------------
        0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP 100% CPP    PREPAY
                                                                              LOSSES
PRICE  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%   1YR_TRES
        9.7486    9.7483    9.7480    9.7476    9.7472    9.7468    9.7331    AVG. LIFE
        05/08-    05/08-    05/08-    05/08-    05/08-    05/08-    05/08-
        02/09     02/09     02/09     02/09     02/09     02/09     02/09     PRIN WIN
----------------------------------------------------------------------------------------
101: 0  6.049     6.049     6.049     6.049     6.049     6.049     6.049     Yield
        7.16      7.16      7.16      7.16      7.16      7.16      7.16      Duration
----------------------------------------------------------------------------------------
101: 4  6.032     6.032     6.032     6.032     6.032     6.032     6.032     Yield
        7.17      7.17      7.17      7.17      7.17      7.17      7.16      Duration
----------------------------------------------------------------------------------------
101: 8  6.015     6.015     6.015     6.015     6.015     6.015     6.015     Yield
        7.17      7.17      7.17      7.17      7.17      7.17      7.16      Duration
----------------------------------------------------------------------------------------
101:12  5.998     5.998     5.998     5.998     5.998     5.998     5.997     Yield
        7.17      7.17      7.17      7.17      7.17      7.17      7.16      Duration
----------------------------------------------------------------------------------------
101:16  5.980     5.980     5.980     5.980     5.980     5.980     5.980     Yield
        7.17      7.17      7.17      7.17      7.17      7.17      7.17      Duration
----------------------------------------------------------------------------------------
101:20  5.963     5.963     5.963     5.963     5.963     5.963     5.963     Yield
        7.18      7.18      7.18      7.18      7.18      7.17      7.17      Duration
----------------------------------------------------------------------------------------
101:24  5.946     5.946     5.946     5.946     5.946     5.946     5.946     Yield
        7.18      7.18      7.18      7.18      7.18      7.18      7.17      Duration
----------------------------------------------------------------------------------------
101:28  5.929     5.929     5.929     5.929     5.929     5.929     5.929     Yield
        7.18      7.18      7.18      7.18      7.18      7.18      7.17      Duration
----------------------------------------------------------------------------------------
102: 0  5.912     5.912     5.912     5.912     5.912     5.912     5.912     Yield
        7.18      7.18      7.18      7.18      7.18      7.18      7.17      Duration
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 20, 1999
BEAR STEARNS & CO.                                               05:22 PM EST
CAPUTO                       BSCMS-99C1B                          PAGE 1 OF 1
-------------------------------------------------------------------------------
                     BSCMS-99C1B CLASS B (B   ) AA RATED SUB
              ORIG BAL 23,900,199 FAC 1.00000 COUP 6.318 MAT / /
                      WAC- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: B (B          )


---------------------------------------------------------------------------------------------
        0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
PRICE  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%   1YR_TRES
        11.0999   11.0999   11.0999   11.0999   11.0999   11.0999   11.0999   AVG. LIFE
        02/09-    02/09-    02/09-    02/09-    02/09-    02/09-    02/09-
        07/12     07/12     07/12     07/12     07/12     07/12     07/12     PRIN WIN
---------------------------------------------------------------------------------------------
101: 0  6.244     6.244     6.244     6.244     6.244     6.244     6.244     Yield
        7.77      7.77      7.77      7.77      7.77      7.77      7.77      Duration
---------------------------------------------------------------------------------------------
101: 4  6.228     6.228     6.228     6.228     6.228     6.228     6.228     Yield
        7.77      7.77      7.77      7.77      7.77      7.77      7.77      Duration
---------------------------------------------------------------------------------------------
101: 8  6.213     6.213     6.213     6.213     6.213     6.213     6.213     Yield
        7.78      7.78      7.78      7.78      7.78      7.78      7.78      Duration
---------------------------------------------------------------------------------------------
101:12  6.197     6.197     6.197     6.197     6.197     6.197     6.197     Yield
        7.78      7.78      7.78      7.78      7.78      7.78      7.78      Duration
---------------------------------------------------------------------------------------------
101:16  6.181     6.181     6.181     6.181     6.181     6.181     6.181     Yield
        7.78      7.78      7.78      7.78      7.78      7.78      7.78      Duration
---------------------------------------------------------------------------------------------
101:20  6.165     6.165     6.165     6.165     6.165     6.165     6.165     Yield
        7.78      7.78      7.78      7.78      7.78      7.78      7.78      Duration
---------------------------------------------------------------------------------------------
101:24  6.149     6.149     6.149     6.149     6.149     6.149     6.149     Yield
        7.79      7.79      7.79      7.79      7.79      7.79      7.79      Duration
---------------------------------------------------------------------------------------------
101:28  6.134     6.134     6.134     6.134     6.134     6.134     6.134     Yield
        7.79      7.79      7.79      7.79      7.79      7.79      7.79      Duration
---------------------------------------------------------------------------------------------
102: 0  6.118     6.118     6.118     6.118     6.118     6.118     6.118     Yield
        7.79      7.79      7.79      7.79      7.79      7.79      7.79      Duration
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               January 20, 1999
Bear Stearns & Co.                                               05:31 PM EST
caputo                       BSCMS-99C1B                          Page 1 of 1
-------------------------------------------------------------------------------
                     BSCMS-99C1B Class C (C   ) A Rated Sub
              Orig Bal 17,925,149 Fac 1.00000 Coup 6.600 Mat / /
                      Wac- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: C (C           )


---------------------------------------------------------------------------------------------
        0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
PRICE  4.52307%   4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  1YR_TRES
        14.3365   14.3365   14.3365   14.3365   14.3365   14.3365   14.3365   AVG. LIFE
        07/12-    07/12-    07/12-    07/12-    07/12-    07/12-    07/12-
        09/13     09/13     09/13     09/13     09/13     09/13     09/13     PRIN WIN
---------------------------------------------------------------------------------------------
100: 0  6.665     6.665     6.665     6.665     6.665     6.665     6.665     Yield
        9.02      9.02      9.02      9.02      9.02      9.02      9.02      Duration
---------------------------------------------------------------------------------------------
100: 4  6.651     6.651     6.651     6.651     6.651     6.651     6.651     Yield
        9.02      9.02      9.02      9.02      9.02      9.02      9.02      Duration
---------------------------------------------------------------------------------------------
100: 8  6.637     6.637     6.637     6.637     6.637     6.637     6.637     Yield
        9.02      9.02      9.02      9.02      9.02      9.02      9.02      Duration
---------------------------------------------------------------------------------------------
100:12  6.624     6.624     6.624     6.624     6.624     6.624     6.624     Yield
        9.03      9.03      9.03      9.03      9.03      9.03      9.03      Duration
---------------------------------------------------------------------------------------------
100:16  6.610     6.610     6.610     6.610     6.610     6.610     6.610     Yield
        9.03      9.03      9.03      9.03      9.03      9.03      9.03      Duration
---------------------------------------------------------------------------------------------
100:20  6.596     6.596     6.596     6.596     6.596     6.596     6.596     Yield
        9.04      9.04      9.04      9.04      9.04      9.04      9.04      Duration
---------------------------------------------------------------------------------------------
100:24  6.582     6.582     6.582     6.582     6.582     6.582     6.582     Yield
        9.04      9.04      9.04      9.04      9.04      9.04      9.04      Duration
---------------------------------------------------------------------------------------------
100:28  6.569     6.569     6.569     6.569     6.569     6.569     6.569     Yield
        9.04      9.04      9.04      9.04      9.04      9.04      9.04      Duration
---------------------------------------------------------------------------------------------
101: 0  6.555     6.555     6.555     6.555     6.555     6.555     6.555     Yield
        9.05      9.05      9.05      9.05      9.05      9.05      9.05      Duration
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               January 20, 1999
Bear Stearns & Co.                                               05:33 PM EST
caputo                       BSCMS-99C1B                          Page 1 of 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B Class D (D   ) BBB Rated Sub
              Orig Bal 21,510,179 Fac 1.00000 Coup 6.600 Mat / /
                      Wac- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-1999 CURVE DATE  20-Jan-1999  Tranche: D (D           )


---------------------------------------------------------------------------------------------
        0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   prepay
                                                                              losses
Price  4.52307%   4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  1YR_TRES
        14.6717   14.6717   14.6717   14.6717   14.6717   14.6717   14.6717   Avg. Life
        09/13-    09/13-    09/13-    09/13-    09/13-    09/13-    09/13-
        10/13     10/13     10/13     10/13     10/13     10/13     10/13     PRIN WIN
---------------------------------------------------------------------------------------------
 92:19  7.517     7.517     7.517     7.517     7.517     7.517     7.517     Yield
        8.89      8.89      8.89      8.89      8.89      8.89      8.89      Duration
---------------------------------------------------------------------------------------------
 92:23  7.502     7.502     7.502     7.502     7.502     7.502     7.502     Yield
        8.89      8.89      8.89      8.89      8.89      8.89      8.89      Duration
---------------------------------------------------------------------------------------------
 92:27  7.487     7.487     7.487     7.487     7.487     7.487     7.487     Yield
        8.90      8.90      8.90      8.90      8.90      8.90      8.90      Duration
---------------------------------------------------------------------------------------------
 92:31  7.472     7.472     7.472     7.472     7.472     7.472     7.472     Yield
        8.90      8.90      8.90      8.90      8.90      8.90      8.90      Duration
---------------------------------------------------------------------------------------------
 93: 3  7.457     7.457     7.457     7.457     7.457     7.457     7.457     Yield
        8.91      8.91      8.91      8.91      8.91      8.91      8.91      Duration
---------------------------------------------------------------------------------------------
 93: 7  7.442     7.442     7.442     7.442     7.442     7.442     7.442     Yield
        8.91      8.91      8.91      8.91      8.91      8.91      8.91      Duration
---------------------------------------------------------------------------------------------
 93:11  7.427     7.427     7.427     7.427     7.427     7.427     7.427     Yield
        8.91      8.91      8.91      8.91      8.91      8.91      8.91      Duration
---------------------------------------------------------------------------------------------
 93:15  7.412     7.412     7.412     7.412     7.412     7.412     7.412     Yield
        8.92      8.92      8.92      8.92      8.92      8.92      8.92      Duration
---------------------------------------------------------------------------------------------
 93:19  7.397     7.397     7.397     7.397     7.397     7.397     7.397     Yield
        8.92      8.92      8.92      8.92      8.92      8.92      8.92      Duration
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               January 20, 1999
Bear Stearns & Co.                                               05:33 PM EST
caputo                       BSCMS-99C1B                          Page 1 of 1
-------------------------------------------------------------------------------
                    BSCMS-99C1B Class E (E   ) BBB- Rated Sub
               Orig Bal 5,975,050 Fac 1.00000 Coup 6.600 Mat / /
                      Wac- 7.081( 7.137) WAM-11/2025(322)

PRICE/YIELD VIEW  *No Prepay During Yield Mat. *Fact Thru 09/9999  Hist Coupons
SETTLE DATE  10-Feb-99 CURVE DATE  20-Jan-1999  Tranche: E (E           )


---------------------------------------------------------------------------------------------
        0% CPP    10% CPP   20% CPP   30% CPP   40% CPP   50% CPP  100% CPP   PREPAY
                                                                              LOSSES
PRICE  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  4.52307%  1YR_TRES
        14.6778   14.6778   14.6778   14.6778   14.6778   14.6778   14.6778   AVG. LIFE
        10/13-    10/13-    10/13-    10/13-    10/13-    10/13-    10/13-
        10/13     10/13     10/13     10/13     10/13     10/13     10/13     PRIN WIN
---------------------------------------------------------------------------------------------
 85:28  8.376     8.376     8.376     8.376     8.376     8.376     8.376     Yield
        8.63      8.63      8.63      8.63      8.63      8.63      8.63      Duration
---------------------------------------------------------------------------------------------
 86: 0  8.359     8.359     8.359     8.359     8.359     8.359     8.359     Yield
        8.64      8.64      8.64      8.64      8.64      8.64      8.64      Duration
---------------------------------------------------------------------------------------------
 86: 4  8.342     8.342     8.342     8.342     8.342     8.342     8.342     Yield
        8.64      8.64      8.64      8.64      8.64      8.64      8.64      Duration
---------------------------------------------------------------------------------------------
 86: 8  8.325     8.325     8.325     8.325     8.325     8.325     8.325     Yield
        8.65      8.65      8.65      8.65      8.65      8.65      8.65      Duration
---------------------------------------------------------------------------------------------
 86:12  8.309     8.309     8.309     8.309     8.309     8.309     8.309     Yield
        8.65      8.65      8.65      8.65      8.65      8.65      8.65      Duration
---------------------------------------------------------------------------------------------
 86:16  8.292     8.292     8.292     8.292     8.292     8.292     8.292     Yield
        8.66      8.66      8.66      8.66      8.66      8.66      8.66      Duration
---------------------------------------------------------------------------------------------
 86:20  8.275     8.275     8.275     8.275     8.275     8.275     8.275     Yield
        8.66      8.66      8.66      8.66      8.66      8.66      8.66      Duration
---------------------------------------------------------------------------------------------
 86:24  8.259     8.259     8.259     8.259     8.259     8.259     8.259     Yield
        8.67      8.67      8.67      8.67      8.67      8.67      8.67      Duration
---------------------------------------------------------------------------------------------
 86:28  8.242     8.242     8.242     8.242     8.242     8.242     8.242     Yield
        8.67      8.67      8.67      8.67      8.67      8.67      8.67      Duration
---------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 20, 1999
BEAR STEARNS & CO.         BSCMS-99C1B A1                         12:59 PM EST
CAPUTO                      DEC TABLE                              PAGE 1 OF 1
-------------------------------------------------------------------------------

                        BSCMS-99C1B A1 (A1)
-------------------------------------------------------------------------------
   DATED DATE:  02/01/1999             Pricing
   TRADE DATE:  02/01/1999           WAC: 7.080
   SETTLE DATE: 02/10/1999           WAM: 11/2025
DATE OF 1ST CF: 03/14/1999          TYPE: WHL
 PMTS PER YEAR: 12            ---------------------------------
       MANAGER: BEARS                COLLATERAL
          FACE: 478,003.98M      GROUP: ALL
 SPEED ASSUMP.: 0% CPP           CNWAC: 7.222
-----------------------------    CGWAC: 7.729
     MONTHLY PREPAYMENT          RANGE: 6.47-9.88
 DATE    PSA   CPP    PPP         CWAM: 08/2025(319)
--------------------------       RANGE: 09/2012-02/2033
                               AV. AGE: 3.191
                              ---------------------------------
                                   CUMULATIVE PREPAYMENT
                                       PSA    CPP     PPP
                               -----------------------------
                               1 MO   -0.00  -0.00   .00
                               3 MO                  .00
                               6 MO                  .00
                               1 YR                  .00
-------------------------------------------------------------------------------
                          DEAL COMMENTS


-------------------------------------------------------------------------------
                          TRANCHE DETAILS

        DES: A1                             P-DES: A1
      CUSIP:                          DESCRIPTION: AAA RATED TRANCHE
 ORIG. BAL.: 89,632,000.000          CURRENT BAL.: 89,632,000.00
     FACTOR: 1.00000000                     AS OF:
     COUPON: 6.041                      CPN MULT.: 0.000
        CAP: 0.000                          FLOOR: 0.000
 LAST RESET:                           NEXT RESET:
 DELAY DAYS: 13                        STATED MAT:
CURRENT PAC:                         ORIGINAL PAC:
        S&P:                                FITCH:
      MOODY:                                 DUFF:
-------------------------------------------------------------------------------
                          COUPON FORMULAS

                  INDEX        FORMULA        CAP      FLOOR
              --------------------------------------------------
                   ALL     FIXED RATE BOND

YIELD CURVE   3MO   6MO   1YR    2YR    3YR    5YR    7YR   10YR   30YR
------------------------------------------------------------------------
VALUE        4.40  4.50  4.53   4.67   4.67   4.67   4.71   4.48   5.21
-------------------------------------------------------------------------------

SETTLE: 10-FEB-1999 CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT. *FACT THRU 09/9999 HIST COUPONS

                               DEC TABLE

-------------------------------------------------------------------------------
              0% CPP       3% CPP        6% CPP        9% CPP       12% CPP
02/10/99           100            100           100          100           100
02/14/00            93             93            93           93             93
02/14/01            85             85            85           85             85
02/14/02            77             77            77           77             77
02/14/03            69             69            69           69             69
02/14/04            59             59            59           59             59
02/14/05            49             49            49           49             49
02/14/06            36             36            36           36             36
02/14/07            21             21            21           21             21
02/14/08             9              9             9            9              9
02/14/09             0              0             0            0              0

AVG LIFE        5.5000         5.5000        5.5000       5.5000         5.5000

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                                               JANUARY 20, 1999
BEAR STEARNS & CO.         BSCMS-99C1B A2                         12:59 PM EST
CAPUTO                      DEC TABLE                              PAGE 1 OF 1
-------------------------------------------------------------------------------

                        BSCMS-99C1B A2 (A2)
-------------------------------------------------------------------------------
   DATED DATE:  02/01/1999             Pricing
   TRADE DATE:  02/01/1999           WAC: 7.080
   SETTLE DATE: 02/10/1999           WAM: 11/2025
DATE OF 1ST CF: 03/14/1999          TYPE: WHL
 PMTS PER YEAR: 12            ---------------------------------
       MANAGER: BEARS                COLLATERAL
          FACE: 478,003.98M      GROUP: ALL
 SPEED ASSUMP.: 0% CPP           CNWAC: 7.222
-----------------------------    CGWAC: 7.729
     MONTHLY PREPAYMENT          RANGE: 6.47-9.88
 DATE    PSA   CPP    PPP         CWAM: 08/2025(319)
--------------------------       RANGE: 09/2012-02/2033
                               AV. AGE: 3.191
                              ---------------------------------
                                   CUMULATIVE PREPAYMENT
                                       PSA    CPP     PPP
                               -----------------------------
                               1 MO   -0.00  -0.00   .00
                               3 MO                  .00
                               6 MO                  .00
                               1 YR                  .00
-------------------------------------------------------------------------------
                          DEAL COMMENTS


-------------------------------------------------------------------------------
                          TRANCHE DETAILS

        DES: A2                             P-DES: A2
      CUSIP:                          DESCRIPTION: AAA RATED TRANCHE
 ORIG. BAL.: 280,821,086.12          CURRENT BAL.: 280,821,086.12
     FACTOR: 1.00000000                     AS OF:
     COUPON: 6.140                      CPN MULT.: 0.000
        CAP: 0.000                          FLOOR: 0.000
 LAST RESET:                           NEXT RESET:
 DELAY DAYS: 13                        STATED MAT:
CURRENT PAC:                         ORIGINAL PAC:
        S&P:                                FITCH:
      MOODY:                                 DUFF:
-------------------------------------------------------------------------------
                          COUPON FORMULAS

                  INDEX        FORMULA        CAP      FLOOR
              --------------------------------------------------
                   ALL     FIXED RATE BOND

YIELD CURVE   3MO   6MO   1YR    2YR    3YR    5YR    7YR   10YR   30YR
------------------------------------------------------------------------
VALUE        4.40  4.50  4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------

SETTLE: 10-FEB-1999 CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT. *FACT THRU 09/9999 HIST COUPONS

                               DEC TABLE


              0% CPP       3% CPP        6% CPP        9% CPP       12% CPP
02/10/99           100            100           100          100           100
02/14/00           100            100           100          100           100
02/14/01           100            100           100          100           100
02/14/02           100            100           100          100           100
02/14/03           100            100           100          100           100
02/14/04           100            100           100          100           100
02/14/05           100            100           100          100           100
02/14/06           100            100           100          100           100
02/14/07           100            100           100          100           100
02/14/08           100            100           100          100           100
02/14/09             0              0             0            0             0

AVG LIFE        9.7486         9.7485        9.7485       9.7484        9.7483

-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B B                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B B (B)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: B                            P-DES: B
                 CUSIP:                        DESCRIPTION: AA Rated Sub
             ORIG.BAL.: 23,900,199.00         CURRENT BAL.: 23,900,199.00
                FACTOR: 1.00000000                   AS OF:
                COUPON: 6.318                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP      12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09          60          60           60           60           60
02/14/10          44          44           44           44           44
02/14/11          27          27           27           27           27
02/14/12           8           8            8            8            8
02/14/13           0           0            0            0            0

Avg Life     11.0999     11.0999      11.0999      11.0999      11.0999
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B C                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B C (C)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: C                            P-DES: C
                 CUSIP:                        DESCRIPTION: A Rated Sub
             ORIG.BAL.: 17,925,149.00         CURRENT BAL.: 17,925,149.00
                FACTOR: 1.00000000                   AS OF:
                COUPON: 6.600                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP      12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13          84          84           84           84           84
02/14/14           0           0            0            0            0

Avg Life     14.3365     14.3365      14.3365      14.3365      14.3365
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B D                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B D (D)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS



-------------------------------------------------------------------------------
                                TRANCHE DETAILS

                      DES: D                      P-DES: D
                    CUSIP:                  DESCRIPTION: BBB Rated Sub
               ORIG. BAL.: 21,510,179.19   CURRENT BAL.: 21,510,179.19
                   FACTOR: 1.00000000             AS OF:
                   COUPON: 6.600              CPN MULT.: 0.000
                      CAP: 0.000                  FLOOR: 0.000
               LAST RESET:                   NEXT RESET:
               DELAY DAYS: 13                STATED MAT:
              CURRENT PAC:                 ORIGINAL PAC:
                      S&P:                        FITCH:
                    MOODY:                         DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                   INDEX         FORMULA         CAP        FLOOR
                   ----------------------------------------------
                    All      Fixed Rate Bond

-------------------------------------------------------------------------------
Yield Curve    3mo   6mo    1yr     2yr     3yr    5yr    7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value   4.40  4.50    4.53   4.67    4.67    4.67   4.71    4.78    5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE:  10-FEB-1999            CURVE DATE: 20-JAN-1999

*NO PREPAY DURING YIELD MAT. *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------

                                   DEC TABLE
-------------------------------------------------------------------------------
                 0% CPP      3%CPP        6%CPP        9%CPP          12%CPP
02/10/99             100         100          100          100            100
02/14/00             100         100          100          100            100
02/14/01             100         100          100          100            100
02/14/02             100         100          100          100            100
02/14/03             100         100          100          100            100
02/14/04             100         100          100          100            100
02/14/05             100         100          100          100            100
02/14/06             100         100          100          100            100
02/14/07             100         100          100          100            100
02/14/08             100         100          100          100            100
02/14/09             100         100          100          100            100
02/14/10             100         100          100          100            100
02/14/11             100         100          100          100            100
02/14/12             100         100          100          100            100
02/14/13             100         100          100          100            100
02/14/14               0           0            0            0              0

AVG LIFE         14.6717     14.6717      14.6717      14.6717        14.6717
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B E                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B E (E)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS



-------------------------------------------------------------------------------
                                TRANCHE DETAILS

                      DES: E                      P-DES: E
                    CUSIP:                  DESCRIPTION: BBB- Rated Sub
               ORIG. BAL.: 5,975,049.78    CURRENT BAL.: 5,975,049.78
                   FACTOR: 1.00000000             AS OF:
                   COUPON: 6.600              CPN MULT.: 0.000
                      CAP: 0.000                  FLOOR: 0.000
               LAST RESET:                   NEXT RESET:
               DELAY DAYS: 13                STATED MAT:
              CURRENT PAC:                 ORIGINAL PAC:
                      S&P:                        FITCH:
                    MOODY:                         DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                  INDEX         FORMULA         CAP        FLOOR
                  ----------------------------------------------
                   All      Fixed Rate Bond

-------------------------------------------------------------------------------
Yield Curve    3mo   6mo    1yr     2yr     3yr    5yr    7yr     10yr    30yr
-------------------------------------------------------------------------------
      Value   4.40  4.50    4.53   4.67    4.67    4.67   4.71    4.78    5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE:  10-FEB-1999            CURVE DATE: 20-JAN-1999

*NO PREPAY DURING YIELD MAT. *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------

                                   DEC TABLE
-------------------------------------------------------------------------------
                 0% CPP      3%CPP        6%CPP        9%CPP          12%CPP
02/10/99             100         100          100          100            100
02/14/00             100         100          100          100            100
02/14/01             100         100          100          100            100
02/14/02             100         100          100          100            100
02/14/03             100         100          100          100            100
02/14/04             100         100          100          100            100
02/14/05             100         100          100          100            100
02/14/06             100         100          100          100            100
02/14/07             100         100          100          100            100
02/14/08             100         100          100          100            100
02/14/09             100         100          100          100            100
02/14/10             100         100          100          100            100
02/14/11             100         100          100          100            100
02/14/12             100         100          100          100            100
02/14/13             100         100          100          100            100
02/14/14               0           0            0            0              0

AVG LIFE         14.6778     14.6778      14.6778      14.6778        14.6778
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B F                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B F (F)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: F                            P-DES: F
                 CUSIP:                        DESCRIPTION: BB+ Rated Sub
             ORIG.BAL.: 13,145,109.51         CURRENT BAL.: 13,145,109.51
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14           0           0            0            0            0

Avg Life     14.7419     14.7419      14.7419      14.7419      14.7419
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B G                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B G (G)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: G                            P-DES: G
                 CUSIP:                        DESCRIPTION: BB Rated Sub
             ORIG.BAL.: 4,780,039.82          CURRENT BAL.: 4,780,039.82
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14           0           0            0            0            0

Avg Life     14.7611     14.7611      14.7611      14.7611      14.7611
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B H                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B H (H)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: H                            P-DES: H
                 CUSIP:                        DESCRIPTION: BB- Rated Sub
             ORIG.BAL.: 3,585,029.87          CURRENT BAL.: 3,585,029.87
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14           0           0            0            0            0

Avg Life     14.7611     14.7611      14.7611      14.7611      14.7611
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B I                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B I (I)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: I                            P-DES: I
                 CUSIP:                        DESCRIPTION: B Rated Sub
             ORIG.BAL.: 9,560,079.64          CURRENT BAL.: 9,560,079.64
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14           0           0            0            0            0


Avg Life     14.8552     14.8552      14.8552      14.8552      14.8552
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B J                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B J (J)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: J                            P-DES: J
                 CUSIP:                        DESCRIPTION: B- Rated Sub
             ORIG.BAL.: 2,390,019.91          CURRENT BAL.: 2,390,019.91
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14          91          91           91           91           91
02/14/15          38          38           38           38           38
02/14/16           0           0            0            0            0



Avg Life     15.8163     15.8163      15.8163      15.8163      15.8163
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B K                  JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                               BSCMS-99C1B K (K)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
                   DES: K                            P-DES: K
                 CUSIP:                        DESCRIPTION: UNRATED SUB
             ORIG.BAL.: 4,780,039.82          CURRENT BAL.: 4,780,039.82
                FACTOR: 1.00000000                   AS OF:
                COUPON: 5.607                    CPN MULT.: 0.000
                   CAP: 0.000                        FLOOR: 0.000
            LAST RESET:                         NEXT RESET:
            DELAY DAYS: 13                      STATED MAT:
           CURRENT PAC:                       ORIGINAL PAC:
                   S&P:                              FITCH:
                 MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00         100         100          100          100          100
02/14/01         100         100          100          100          100
02/14/02         100         100          100          100          100
02/14/03         100         100          100          100          100
02/14/04         100         100          100          100          100
02/14/05         100         100          100          100          100
02/14/06         100         100          100          100          100
02/14/07         100         100          100          100          100
02/14/08         100         100          100          100          100
02/14/09         100         100          100          100          100
02/14/10         100         100          100          100          100
02/14/11         100         100          100          100          100
02/14/12         100         100          100          100          100
02/14/13         100         100          100          100          100
02/14/14         100         100          100          100          100
02/14/15         100         100          100          100          100
02/14/16          90          90           90           90           90
02/14/17          59          59           59           59           59
02/14/18          26          26           26           26           26
02/14/19           0           0            0            0            0



Avg Life     18.2906     18.2906      18.2906      18.2906      18.2906
-------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

-------------------------------------------------------------------------------
BEAR STEARNS & CO.              BSCMS-99C1B X1                 JANUARY 20, 1999
CAPUTO                            DEC TABLE                           12:59 EST
                                                                    PAGE 1 OF 1
-------------------------------------------------------------------------------
                              BSCMS-99C1B X1 (X1)
-------------------------------------------------------------------------------
    DATED DATE: 02/01/1999                    PRICING
    TRADE DATE: 02/01/1999                   WAC: 7.080
   SETTLE DATE: 02/10/1999                   WAM: 11/2025
DATE OF 1ST CF: 03/14/1999                  TYPE: WHL
 PMTS PER YEAR: 12                          ---------------------------
       MANAGER: BEARS                               COLLATERAL
          FACE: 478,003.98M                   GROUP: ALL
 SPEED ASSUMP.: 0% CPP                        CNWAC: 7.222
--------------------------------              CGWAC: 7.279
        MONTHLY PREPAYMENT                    RANGE: 6.47 - 9.88
  DATE     PSA     CPP     PPP                 CWAM: 08/2025 (319)
  ----------------------------                RANGE: 09/2012 - 02/2033
                                            AV. AGE: 3.191
                                            ---------------------------
                                               CUMULATIVE PREPAYMENT
                                                    PSA     CPP     PPP
                                            ---------------------------
                                            1 MO   -0.00   -0.00    .00
                                            3 MO                    .00
                                            6 MO                    .00
                                            1 YR                    .00
-------------------------------------------------------------------------------
                                 DEAL COMMENTS


-------------------------------------------------------------------------------
                                TRANCHE DETAILS
              DES: X1                           P-DES: X1
            CUSIP:                        DESCRIPTION: AAA RATED INTEREST ONLY
        ORIG.BAL.: 478,003,982.09        CURRENT BAL.: 478,003,982.09
           FACTOR: 1.00000000                   AS OF:
           COUPON: 0.472                    CPN MULT.: 0.000
              CAP: 0.000                        FLOOR: 0.000
       LAST RESET:                         NEXT RESET:
       DELAY DAYS: 13                      STATED MAT:
      CURRENT PAC:                       ORIGINAL PAC:
              S&P:                              FITCH:
            MOODY:                               DUFF:
-------------------------------------------------------------------------------
                                COUPON FORMULAS

                       INDEX       FORMULA        CAP    FLOOR
                      ------------------------------------------
                        All    Fixed Rate Bond
-------------------------------------------------------------------------------
Yield Curve      3mo    6mo    1yr    2yr    3yr    5yr    7yr   10yr   30yr
-------------------------------------------------------------------------------
      Value     4.40   4.50   4.53   4.67   4.67   4.67   4.71   4.78   5.21
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SETTLE: 10-FEB-1999    CURVE DATE: 20-JAN-1999
* NO PREPAY DURING YIELD MAT.   *FACT THRU 09/9999 HIST COUPONS
-------------------------------------------------------------------------------
                                   DEC TABLE
-------------------------------------------------------------------------------
             0% CPP      3% CPP       6% CPP       9% CPP       12% CPP
02/10/99         100         100          100          100          100
02/14/00          99          99           99           99           99
02/14/01          97          97           97           97           97
02/14/02          96          96           96           96           96
02/14/03          94          94           94           94           94
02/14/04          92          92           92           92           92
02/14/05          90          90           90           90           90
02/14/06          88          88           88           88           88
02/14/07          85          85           85           85           85
02/14/08          83          83           83           83           83
02/14/09          21          21           21           21           21
02/14/10          20          20           20           20           20
02/14/11          19          19           19           19           19
02/14/12          18          18           18           18           18
02/14/13          17          17           17           17           17
02/14/14           1           1            1            1            1
02/14/15           1           1            1            1            1
02/14/16           1           1            1            1            1
02/14/17           1           1            1            1            1
02/14/18           *           *            *            *            *
02/14/19           0           0            0            0            0

Avg Life      9.9176      9.9176       9.9176       9.9176       9.9176
-------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
SEDMAK

                                  BSCMS-99C1B

January 22, 1999
02:02PM EST
Page 1 of 1

BSCMS-99C1B CLASS A2 (A2   )
AAA RATED TRANCHE

ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   *No Prepay During Yield Mat.
* Fact Thru 09/9999  Hist Coupons Adv(P&I)

SETTLE DATE   10-Feb-1999     CURVE DATE  22-Jan-1999      Tranche: A2 (A2   )

            0% CPP           0% CPP           0% CPP          0% CPP          0% CPP           0% CPP         PREPAY
         12L50R100BCDR    12L50R300BCDR    12L50R500BCDR   12L50R100BCDR   12L75R300BCDR    12L75R500BCDR     LOSSES
             4.48%            4.48%            4.48%           4.48%           4.48%            4.48%        1YR_TRES
             9.72             9.74             9.80            9.67            9.30             8.82         AVG. LIFE
             09/07            03/06            01/05           01/07           02/05            10/03        1ST PRIN
PRICE        05/09            08/13            10/13           02/09           02/09            02/09        LAST PRIN
----------------------------------------------------------------------------------------------------------------------
101:0        5.938            5.937            5.937           5.937           5.931            5.924         Yield
             7.19             7.18             7.18            7.16            6.94             6.64          Duration
----------------------------------------------------------------------------------------------------------------------
101:4        5.920            5.920            5.920           5.920           5.914            5.905         Yield
             7.19             7.19             7.19            7.16            6.94             6.64          Duration
----------------------------------------------------------------------------------------------------------------------
101:8        5.903            5.903            5.903           5.902           5.896            5.886         Yield
             7.19             7.19             7.19            7.16            6.94             6.65          Duration
----------------------------------------------------------------------------------------------------------------------
101:12       5.886            5.886            5.886           5.885           5.878            5.868         Yield
             7.20             7.19             7.19            7.16            6.95             6.65          Duration
----------------------------------------------------------------------------------------------------------------------
101:16       5.869            5.869            5.869           5.868           5.860            5.849         Yield
             7.20             7.19             7.19            7.17            6.95             6.65          Duration
----------------------------------------------------------------------------------------------------------------------
101:20       5.852            5.852            5.852           5.851           5.843            5.831         Yield
             7.20             7.20             7.20            7.17            6.95             6.65          Duration
----------------------------------------------------------------------------------------------------------------------
101:24       5.835            5.835            5.835           5.834           5.825            5.813         Yield
             7.20             7.20             7.20            7.17            6.95             6.66          Duration
----------------------------------------------------------------------------------------------------------------------
101:28       5.818            5.818            5.818           5.817           5.807            5.794         Yield
             7.20             7.20             7.20            7.17            6.95             6.66          Duration
----------------------------------------------------------------------------------------------------------------------
102:0        5.801            5.801            5.801           5.800           5.790            5.776         Yield
             7.21             7.20             7.20            7.18            6.96             6.66          Duration
----------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
CAPUTO

                                  BSCMS-99C1B

January 22, 1999
12:53PM EST
Page 1 of 1

BSCMS-99C1B CLASS A2 (A2   )
AAA RATED TRANCHE

ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999 Hist Coupons Adv(P&I)
SETTLE DATE   10-Feb-1999     CURVE DATE  21-Jan-1999      Tranche: A2 (A2   )

             0% CPP          20% CPP          40% CPP         60% CPP         80% CPP         100% CPP        PREPAY
         12L60R300BCDR    12L60R300BCDR    12L60R300BCDR   12L60R300BCDR   12L60R300BCDR    12L60R300BCDR     LOSSES
            4.47943%         4.47943%         4.47943%        4.47943%        4.47943%         4.47943%      1YR_TRES
             9.5072           9.5067           9.5061          9.5053          9.5042           9.4953       AVG. LIFE
PRICE     10/05-04/11      10/05-04/11      10/05-04/11     10/05-04/11     10/05-04/11      10/05-04/11     PRIN WIN
----------------------------------------------------------------------------------------------------------------------
101:0        5.934            5.934            5.934           5.934           5.934            5.934         Yield
             7.06             7.06             7.06            7.06            7.06             7.05          Duration
----------------------------------------------------------------------------------------------------------------------
101:4        5.917            5.917            5.917           5.917           5.917            5.917         Yield
             7.06             7.06             7.06            7.06            7.06             7.06          Duration
----------------------------------------------------------------------------------------------------------------------
101:8        5.900            5.899            5.899           5.899           5.899            5.899         Yield
             7.06             7.06             7.06            7.06            7.06             7.06          Duration
----------------------------------------------------------------------------------------------------------------------
101:12       5.882            5.882            5.882           5.882           5.882            5.882         Yield
             7.07             7.07             7.07            7.07            7.06             7.06          Duration
----------------------------------------------------------------------------------------------------------------------
101:16       5.865            5.865            5.865           5.865           5.865            5.864         Yield
             7.07             7.07             7.07            7.07            7.07             7.06          Duration
----------------------------------------------------------------------------------------------------------------------
101:20       5.847            5.847            5.847           5.847           5.847            5.847         Yield
             7.07             7.07             7.07            7.07            7.07             7.06          Duration
----------------------------------------------------------------------------------------------------------------------
101:24       5.830            5.830            5.830           5.830           5.830            5.830         Yield
             7.07             7.07             7.07            7.07            7.07             7.07          Duration
----------------------------------------------------------------------------------------------------------------------
101:28       5.813            5.813            5.813           5.813           5.813            5.812         Yield
             7.08             7.07             7.07            7.07            7.07             7.07          Duration
----------------------------------------------------------------------------------------------------------------------
102:0        5.795            5.795            5.795           5.795           5.795            5.795         Yield
             7.08             7.08             7.08            7.08            7.08             7.07          Duration
----------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
SEDMAK

                                  BSCMS-99C1B

January 22, 1999
01:01PM EST
Page 1 of 1

BSCMS-99C1B CLASS B (B    )
AA RATED SUB

ORIG BAL 23,900,199  FAC 1.00000 COUP 6.190 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999  Hist Coupons Adv(P&I)
SETTLE DATE   10-Feb-1999     CURVE DATE  22-Jan-1999      Tranche: B (B    )

            0% CPP           20% CPP          40% CPP         60% CPP         80% CPP          100% CPP       PREPAY
         12L60R300BCDR    12L60R300BCDR    12L60R300BCDR   12L60R300BCDR   12L60R300BCDR    12L60R300BCDR     LOSSES
             4.48%            4.48%            4.48%           4.48%           4.48%            4.48%        1YR_TRES
             14.04            14.04            14.04           14.04           14.04            14.04        AVG. LIFE
             04/11            04/11            04/11           04/11           04/11            04/11        1ST PRIN
PRICE        10/13            10/13            10/13           10/13           10/13            10/13        LAST PRIN
----------------------------------------------------------------------------------------------------------------------
101:0        6.138            6.138            6.138           6.138           6.138            6.138         Yield
             9.16             9.16             9.16            9.16            9.16             9.16          Duration
----------------------------------------------------------------------------------------------------------------------
101:4        6.124            6.124            6.124           6.124           6.124            6.124         Yield
             9.17             9.17             9.17            9.17            9.17             9.17          Duration
----------------------------------------------------------------------------------------------------------------------
101:8        6.111            6.111            6.111           6.111           6.111            6.111         Yield
             9.17             9.17             9.17            9.17            9.17             9.17          Duration
----------------------------------------------------------------------------------------------------------------------
101:12       6.097            6.097            6.097           6.097           6.097            6.097         Yield
             9.18             9.18             9.18            9.18            9.18             9.18          Duration
----------------------------------------------------------------------------------------------------------------------
101:16       6.084            6.084            6.084           6.084           6.084            6.084         Yield
             9.18             9.18             9.18            9.18            9.18             9.18          Duration
----------------------------------------------------------------------------------------------------------------------
101:20       6.070            6.070            6.070           6.070           6.070            6.070         Yield
             9.18             9.18             9.18            9.18            9.18             9.18          Duration
----------------------------------------------------------------------------------------------------------------------
101:24       6.057            6.057            6.057           6.057           6.057            6.057         Yield
             9.19             9.19             9.19            9.19            9.19             9.19          Duration
----------------------------------------------------------------------------------------------------------------------
101:28       6.044            6.044            6.044           6.044           6.044            6.044         Yield
             9.19             9.19             9.19            9.19            9.19             9.19          Duration
----------------------------------------------------------------------------------------------------------------------
102:0        6.030            6.030            6.030           6.030           6.030            6.030         Yield
             9.19             9.19             9.19            9.19            9.19             9.19          Duration
----------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
CAPUTO

BSCMS-99C1B

January 25, 1999
10:02AM EST
Page 1 of 1

BSCMS-99C1B CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL 89,632,000  FAC 1.00000 COUP 5.920 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   *No Prepay During Yield Mat.
*Fact Thru 09/9999  Hist Coupons Adv(P&I)
SETTLE DATE   10-Feb-1999     CURVE DATE  25-Jan-1999      Tranche: A1 (A1    )

                      ----------------------------------
                                  POOL1         PREPAY
                                  POOL          LOSSES
                                  4.467%       1YR_TRES
                      PRICE       3.9926       AVG. LIFE
                                  03/99        1ST PRIN
                                  03/06        LAST PRIN
                      ----------------------------------
                      101:0       5.638        Yield
                                  3.40         Duration
                      ----------------------------------
                      101:4       5.601        Yield
                                  3.40         Duration
                      ----------------------------------
                      101:8       5.565        Yield
                                  3.41         Duration
                      ----------------------------------
                      101:12      5.529        Yield
                                  3.41         Duration
                      ----------------------------------
                      101:16      5.493        Yield
                                  3.41         Duration
                      ----------------------------------
                      101:20      5.457        Yield
                                  3.41         Duration
                      ----------------------------------
                      101:24      5.421        Yield
                                  3.41         Duration
                      ----------------------------------
                      101:28      5.385        Yield
                                  3.41         Duration
                      ----------------------------------
                      102:0       5.349        Yield
                                  3.42         Duration
                      ----------------------------------

                                     Default Scenario with Largest Loan Layered

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
CAPUTO

BSCMS-99C1B

January 25, 1999
09:49AM EST
Page 1 of 1

BSCMS-99C1B CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL 89,632,000  FAC 1.00000 COUP 5.920 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   *No Prepay During Yield Mat.
*Fact Thru 09/9999  Hist Coupons Adv(P&I)
SETTLE DATE   10-Feb-1999     CURVE DATE  22-Jan-1999      Tranche: A1 (A1    )

                      ----------------------------------
                                100% CPP        PREPAY
                              12L70R200RAMP     LOSSES
                                  4.467%       1YR_TRES
                      PRICE       4.7043       AVG. LIFE
                                  03/99        1ST PRIN
                                  10/06        LAST PRIN
                      ----------------------------------
                      101:0       5.685        Yield
                                  3.92         Duration
                      ----------------------------------
                      101:4       5.654        Yield
                                  3.93         Duration
                      ----------------------------------
                      101:8       5.622        Yield
                                  3.93         Duration
                      ----------------------------------
                      101:12      5.591        Yield
                                  3.93         Duration
                      ----------------------------------
                      101:16      5.559        Yield
                                  3.93         Duration
                      ----------------------------------
                      101:20      5.528        Yield
                                  3.93         Duration
                      ----------------------------------
                      101:24      5.497        Yield
                                  3.94         Duration
                      ----------------------------------
                      101:28      5.466        Yield
                                  3.94         Duration
                      ----------------------------------
                      102:0       5.435        Yield
                                  3.94         Duration
                      ----------------------------------

                                   30 Months @ 2 CDR - After 12 Months 30% Loss

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
CAPUTO

BSCMS-EXT2

January 24, 1999
03:52PM EST
Page 1 of 1

BSCMS-EXT2 CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL 89,632,000  FAC 1.00000 COUP 5.920 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999     CURVE DATE  22-Jan-1999      Tranche: A1 (A1    )

                      ----------------------------------
                                  0% CPP        PREPAY
                                                LOSSES
                                  4.4458%      1YR_TRES
                      PRICE       5.5674       AVG. LIFE
                                  03/99        1ST PRIN
                                  07/08        LAST PRIN
                      ----------------------------------
                      101:0       5.724        Yield
                                  4.49         Duration
                      ----------------------------------
                      101:4       5.696        Yield
                                  4.49         Duration
                      ----------------------------------
                      101:8       5.669        Yield
                                  4.49         Duration
                      ----------------------------------
                      101:12      5.641        Yield
                                  4.49         Duration
                      ----------------------------------
                      101:16      5.614        Yield
                                  4.50         Duration
                      ----------------------------------
                      101:20      5.587        Yield
                                  4.50         Duration
                      ----------------------------------
                      101:24      5.559        Yield
                                  4.50         Duration
                      ----------------------------------
                      101:28      5.532        Yield
                                  4.50         Duration
                      ----------------------------------
                      102:0       5.505        Yield
                                  4.51         Duration
                      ----------------------------------

                                                               50% Extend 3 yrs

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
CAPUTO

BSCMS-EXT2

January 24, 1999
05:53PM EST
Page 1 of 1

BSCMS-EXT2 CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL 89,632,000  FAC 1.00000 COUP 5.920 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999     CURVE DATE  22-Jan-1999      Tranche: A1 (A1    )

                      ----------------------------------
                                  0% CPP
                                                PREPAY
                                 4.45663%       LOSSES
                      PRICE       5.5324       1YR_TRES
                                  03/99-       AVG. LIFE
                                  06/08        PRIN WIN
                      ----------------------------------
                      101:0       5.722        Yield
                                  4.47         Duration
                      ----------------------------------
                      101:4       5.695        Yield
                                  4.47         Duration
                      ----------------------------------
                      101:8       5.667        Yield
                                  4.47         Duration
                      ----------------------------------
                      101:12      5.640        Yield
                                  4.47         Duration
                      ----------------------------------
                      101:16      5.612        Yield
                                  4.48         Duration
                      ----------------------------------
                      101:20      5.585        Yield
                                  4.48         Duration
                      ----------------------------------
                      101:24      5.557        Yield
                                  4.48         Duration
                      ----------------------------------
                      101:28      5.530        Yield
                                  4.48         Duration
                      ----------------------------------
                      102:0       5.503        Yield
                                  4.49         Duration
                      ----------------------------------

                                                               25% Extend 3 yrs

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
SEDMAK

                                  BSCMS-99C1B

January 26, 1999
06:01PM EST
Page 1 of 1

BSCMS-99C1B CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL  89,632,000   FAC 1.00000 COUP 5.920 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999  Hist Coupons
SETTLE DATE   10-Feb-1999     CURVE DATE  25-Jan-1999      Tranche: A1 (A1    )

                                                                                                                     PREPAY
            0% CPP           10% CPP       20 0% CPP      30% CPP        40% CPP        50% CPP       100% CPP       LOSSES
            4.4724%          4.4724%       4.4724%        4.4724%        4.4724%        4.4724%       4.4724%        1YR_TRES
             5.50             5.32          5.19           5.09           5.02           4.96          4.73         AVG. LIFE
             03/99            03/99         03/99          03/99          03/99          03/99         03/99        1ST PRIN
PRICE        05/08            05/08         01/08          11/07          09/07          08/07         07/07        LAST PRIN
-----------------------------------------------------------------------------------------------------------------------------
101:0        5.721            5.785         5.831          5.866          5.893          5.914         5.983         Yield
             4.45             4.33          4.25           4.18           4.13           4.09          3.92          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:4        5.693            5.756         5.802          5.837          5.863          5.884         5.952         Yield
             4.45             4.33          4.25           4.18           4.13           4.09          3.92          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:8        5.666            5.728         5.773          5.807          5.833          5.853         5.920         Yield
             4.45             4.34          4.25           4.18           4.13           4.09          3.92          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:12       5.638            5.699         5.744          5.778          5.804          5.823         5.889         Yield
             4.45             4.34          4.25           4.19           4.13           4.09          3.92          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:16       5.610            5.671         5.715          5.748          5.774          5.793         5.857         Yield
             4.46             4.34          4.26           4.19           4.14           4.09          3.93          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:20       5.583            5.643         5.686          5.719          5.744          5.763         5.826         Yield
             4.46             4.34          4.26           4.19           4.14           4.10          3.93          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:24       5.555            5.614         5.657          5.690          5.714          5.733         5.795         Yield
             4.46             4.35          4.26           4.19           4.14           4.10          3.93          Duration
-----------------------------------------------------------------------------------------------------------------------------
101:28       5.528            5.586         5.629          5.661          5.685          5.703         5.764         Yield
             4.46             4.35          4.26           4.20           4.14           4.10          3.93          Duration
-----------------------------------------------------------------------------------------------------------------------------
102:0        5.500            5.558         5.600          5.631          5.655          5.673         5.733         Yield
             4.47             4.35          4.26           4.20           4.15           4.10          3.93          Duration
-----------------------------------------------------------------------------------------------------------------------------

#1 NO PREPAY THRU LOCKOUT

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
SEDMAK

                                  BSCMS-99C1B

January 25, 1999
03:14PM EST
Page 1 of 1

BSCMS-99C1B CLASS A1 (A1    )
AAA RATED TRANCHE

ORIG BAL 89,632,000  FAC 1.00000  COUP 5.920 MAT / /
WAC- 7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   *No Prepay During Yield Mat.
* Fact Thru 09/9999  Hist Coupons Adv(P&I)

SETTLE DATE   10-Feb-1999     CURVE DATE  25-Jan-1999      Tranche: A1 (A1    )

            0% CPP           0% CPP           0% CPP          0% CPP          0% CPP          0% CPP         PREPAY
            NO_LOSS       12L50R300BCDR     12L50600BCDR   12L50R900BCDR   12L50R1200BCDR  12L50R1500BCDR    LOSSES
            4.4724%          4.4724%          4.4724%         4.4724%         4.4724%         4.4724%        1YR_TRES
             5.50             3.86             3.00            2.51            2.20            2.00         AVG. LIFE
             03/99            03/99            03/99           03/99           03/99           03/99        1ST PRIN
PRICE        05/08            03/06            08/04           07/03           11/02           05/02        LAST PRIN
----------------------------------------------------------------------------------------------------------------------
101:0        5.721            5.626            5.535           5.457           5.390            5.332         Yield
             4.45             3.92             2.64            2.26            2.00             1.83          Duration
----------------------------------------------------------------------------------------------------------------------
101:4        5.693            5.588            5.489           5.402           5.328            5.264         Yield
             4.45             3.30             2.64            2.26            2.01             1.83          Duration
-------------------------------------------------------------------------------------------------------------------
101:8        5.666            5.551            5.442           5.347           5.267            5.197         Yield
             4.45             3.30             2.64            2.26            2.01             1.83          Duration
-------------------------------------------------------------------------------------------------------------------
101:12       5.638            5.514            5.395           5.293           5.205            5.130         Yield
             4.45             3.30             2.65            2.26            2.01             1.83          Duration
-------------------------------------------------------------------------------------------------------------------
101:16       5.610            5.476            5.349           5.238           5.144            5.062         Yield
             4.46             3.30             2.65            2.26            2.01             1.83          Duration
-------------------------------------------------------------------------------------------------------------------
101:20       5.583            5.439            5.302           5.184           5.083            4.995         Yield
             4.46             3.30             2.65            2.26            2.01             1.83          Duration
-------------------------------------------------------------------------------------------------------------------
101:24       5.555            5.402            5.256           5.130           5.022            4.929         Yield
             4.46             3.31             2.65            2.26            2.01             1.84          Duration
-------------------------------------------------------------------------------------------------------------------
101:28       5.528            5.365            5.210           5.076           4.961            4.862         Yield
             4.46             3.31             2.65            2.26            2.01             1.84          Duration
-------------------------------------------------------------------------------------------------------------------
102:0        5.500            5.328            5.164           5.022           4.900            4.795         Yield
             4.47             3.31             2.65            2.27            2.01             1.84          Duration
-------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS & CO.
SEDMAK

                                  BSCMS-99C1B

January 25, 1999
03:22PM EST
Page 1 of 1

BSCMS-99C1B CLASS A2 (A2   )
AAA RATED TRANCHE

ORIG BAL 280,821,086 FAC 1.00000 COUP 6.030 MAT / /
WAC-7.081(7.138) WAM-11/2025(322)

PRICE/YIELD VIEW   Fact Thru 09/9999 Hist Coupons Adv(P&I)
SETTLE DATE   10-Feb-1999     CURVE DATE  25-Jan-1999      Tranche: A2 (A2   )

             0% CPP           0% CPP           0% CPP          0% CPP          0% CPP           0% CPP        PREPAY
            NO_LOSS       12L50R300BCDR    12L50R600BCDR   12L50R900BCDR  12L50R1200BCDR    12L50R1500BCDR     LOSSES
            4.4724%          4.4724%          4.4724%         4.4724%         4.4724%          4.4724%       1YR_TRES
             9.75             9.74              9.81           9.27            8.56              7.84        AVG. LIFE
             05/08            03/06            08/04           07/03           11/02            05/02        1ST PRIN
PRICE        02/09            08/13            11/13           08/18           08/18            08/18        LAST PRIN
----------------------------------------------------------------------------------------------------------------------
101:0        5.938            5.937            5.937           5.532           5.105            4.743         Yield
             7.20             7.18             7.17            6.99            6.78             6.58          Duration
----------------------------------------------------------------------------------------------------------------------
101:4        5.921            5.920            5.920           5.514           5.087            4.724         Yield
             7.20             7.19             7.17            6.99            6.78             6.59          Duration
----------------------------------------------------------------------------------------------------------------------
101:8        5.904            5.903            5.903           5.497           5.069            4.705         Yield
             7.21             7.19             7.18            7.00            6.79             6.59          Duration
----------------------------------------------------------------------------------------------------------------------
101:12       5.886            5.886            5.886           5.479           5.051            4.686         Yield
             7.21             7.19             7.18            7.00            6.79             6.59          Duration
----------------------------------------------------------------------------------------------------------------------
101:16       5.869            5.869            5.868           5.461           5.033            4.668         Yield
             7.21             7.19             7.18            7.00            6.79             6.60          Duration
----------------------------------------------------------------------------------------------------------------------
101:20       5.852            5.852            5.851           5.444           5.051            4.649         Yield
             7.21             7.20             7.18            7.01            6.79             6.60          Duration
----------------------------------------------------------------------------------------------------------------------
101:24       5.835            5.835            5.834           5.426           4.997            4.630         Yield
             7.22             7.20             7.19            7.01            6.80             6.60          Duration
----------------------------------------------------------------------------------------------------------------------
101:28       5.818            5.818            5.817           5.409           4.979            4.612         Yield
             7.22             7.20             7.19            7.01            6.80             6.61          Duration
----------------------------------------------------------------------------------------------------------------------
102:0        5.801            5.801            5.800           5.391           4.961            4.593         Yield
             7.22             7.20             7.19            7.02            6.80             6.61          Duration
----------------------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.